UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2008

BBV VIETNAM S.E.A. ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	6770	38-3763315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 Hue Lane
Hai Ba Trung District
Hanoi, Vietnam
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: +84 49764136

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

BBV Vietnam S.E.A. Acquisition Corp. (the “Company”) has been informed by Ladenburg Thalmann & Co. Inc. and Chardan Capital Markets, LLC, the co-lead managing underwriters of the Company’s initial public offering, that separate trading of the common stock and warrants included in the units will commence on or about February 27, 2008. The Company’s units (BBVUF), common stock (BBVVF) and warrants (BBVWF) will commence separate trading on the FINRA Over-the-Counter Bulletin Board on such voluntary separation date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2008	BBV VIETNAM S.E.A. ACQUISITION CORP.

/s/ Eric M. Zachs
Eric M. Zachs
President